Certain Balance Sheet Components - Schedule of Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Mar. 31, 2021	Mar. 31, 2020
Balance Sheet Related Disclosures [Abstract]
Deferred revenue	$ 4,972	$ 5,918	$ 3,621
Income tax payable	813	207	1,497
Other	6,650	3,037	234
Total other current liabilities	$ 12,435	$ 9,162	$ 5,352